UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021

Acorda Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31938	13-3831168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Saw Mill River Road, Ardsley, NY		10502
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (914) 347-4300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.001)	ACOR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Acorda Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 2, 2021 (the “Annual Meeting”) at the Hilton Garden Inn, 201 Ogden Avenue, Dobbs Ferry, NY 10522.  5,855,590 shares of the Company’s common stock, or 61.70% of the shares of the Company’s common stock issued and outstanding on the record date for the Annual Meeting, were present in person or represented by proxy at the Annual Meeting.  Summarized below are descriptions of the proposals voted on at the Annual Meeting and the final results of such voting:

Proposal One: Election of directors

As described in the Company’s 2021 Proxy Statement, the Company’s Board of Directors nominated two individuals to serve as Class I directors for a term to expire on the date of the Company’s 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified.  Both of such nominees were elected by a plurality vote in accordance with the Company’s Bylaws, as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Barry Greene	1,381,262	1,992,132	2,482,196
Catherine D. Strader, Ph.D.	2,984,507	388,887	2,482,196

Because the votes withheld from Mr. Greene exceeded the votes cast in favor of his election, Mr. Greene has tendered his resignation for the Board's consideration in accordance with the majority vote provision of the Company’s Bylaws. Under the procedures set forth in the Company’s Bylaws, the Nominations and Governance Committee of the Board will consider the resignation and make a recommendation to the Board, which will determine whether to accept or reject the resignation (and, if applicable, the reasons for rejecting the resignation) within 90 days after the date of the Annual Meeting. Mr. Greene will not participate in the deliberations of the Nominations and Governance Committee or the Board with respect to their consideration of his resignation. The Company will disclose the Board’s decision-making process and decision regarding whether to accept Mr. Greene’s resignation (and the reasons for rejecting a resignation, if applicable) in a Current Report on Form 8-K filed with the Securities and Exchange Commission, promptly following such decision.

Proposal Two:  Ratification of appointment of independent auditors

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021, by the following vote:

Votes For	Votes Against	Abstentions
5,712,617	109,549	33,424

Proposal Three: Advisory vote to approve named executive officer compensation

The Company’s stockholders voted, in an advisory, non-binding manner, to approve the compensation of the Company’s Named Executive Officers as disclosed in the Company’s 2021 Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the executive compensation tables and the related footnotes and narrative accompanying the tables (the “say-on-pay vote”).  The Company’s stockholders voted as follows to approve such executive compensation pursuant to the say-on-pay vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,083,087	256,247	34,060	2,482,196

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

June 4, 2021	By:	/s/ Robert Morales
Name: Robert Morales
Title: Vice President, Finance and Controller and interim principal financial and accounting officer